SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004 (August 13, 2004)

LBI MEDIA HOLDINGS, INC.

LBI MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

California

(State or other jurisdiction of incorporation)

333-110122	05-0584918
333-100330	95-4668901
(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue, Burbank, California	91504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1 Press Release of LBI Media, Inc. dated August 13, 2004 (financial results for second fiscal quarter of 2004)

Item 12. Results of Operations and Financial Condition.

LBI Media, Inc. issued a press release on August 13, 2004. The press release announced its financial results for the three months and six months ended June 30, 2004. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. This information is being furnished (not filed) under Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. and LBI Media, Inc. have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on August 16, 2004.

LBI MEDIA HOLDINGS, INC. LBI MEDIA, INC.

By:	/s/ Brett Zane
Brett Zane
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of LBI Media, Inc. dated August 13, 2004 (financial results for second fiscal quarter of 2004)